Cleantech Solutions International



INVESTOR DAY

December 5, 2014











Safe Harbor Statement

Cleantech Solutions International

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:

This presentation contains certain "forward-looking statements" relating to the business of the Company and its subsidiary and affiliated companies. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions. Such forward looking statements involve known and unknown risks and uncertainties that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those risks and conditions discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on its website, including factors described in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Form 10-K for the year ended December 31, 2013 and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Form 10-Q for the quarter ended September 30, 2014. All forward-looking statements attributable to the Company or to persons acting on its behalf are expressly qualified in their entirety by these factors other than as required under the securities laws. The Company does not assume a duty to update these forward-looking statements.

Agenda December 5, 2014

- 7:00 am – 8:00 am: Buffet breakfast at hotel
- 8:30 am: Meet in hotel lobby for pickup to CLNT headquarters
- 9:00 am: Arrive at CLNT Main Campus
  Greetings from CLNT CFO, Adam Wasserman, and VP of Operations, Ryan Hua
- 9:10 am – 11:00 am: Tour Main Campus and Factory
- 11:10 am: Arrive at corporate office:
  Comments by Mr. Jianhua Wu, Cleantech Solutions' Chairman and CEO
  Presentation and Q&A Session with Management
- 11:45 am: Lunch
- 1:00 pm: Tour of Factory #2
- 2:30 pm: Car transportation to hotel
- 6:30 pm: Meet in hotel lobby for dinner

Site Tour: Main campus and Factory

Cleantech Solutions International

Comprising seven different buildings, the Main Campus spans 215,000 square feet and includes Cleantech Solutions' corporate offices, core production, storage and warehouse facilities for its fast growing dyeing and finishing machine business as well as new product development and quality control operations.

This facility holds the certificate to manufacture D1 and D2 levels of pressure vessels which include our current line of dyeing machines, from the Quality and Technical Supervision Bureau of Jiangsu Province.


WUXI HUAYANG HEAVY INDUSTRIES CO.,LTD.

Site Tour: Dyeing Machines and Major Projects

Cleantech Solutions International



2-tube and 4-tube air flow dyeing machines



4-tube Brazzoli air flow dyeing machine



Oil refining 1.5 mil ton distillation tower and viscosity reduction tower in production



Oil refining 1.5 mil ton distillation tower and viscosity reduction tower enroute for delivery

Site Tour: Factory #2

Cleantech Solutions International

This 100,000 square foot factory is primarily used for Cleantech Solutions' forging and related products and components operations. Newly renovated employee housing facilities are located nearby.



6.5m CNC Ring Rolling Machine



6.3m Sleeper

Site Tour: Factory #2

This facility holds the ISO9001:2008 certificate for machining and related service of shaft-shaped forging, ring forging, tubular forging and component assembly. This facility also holds the certificate for Level A Pressure Vessel from the General Administration of Quality Supervision, Inspection and Quarantine of the People's Republic China, covering the manufacturing of pressure vessel pipelines.



3.5m X 100mm Bending Machine



4m CNC Vertical Lathe

Cleantech
Solutions International



INVESTOR PRESENTATION

December 2014











Equity Snapshot

Cleantech Solutions International

NASDAQ CM Ticker:	CLNT
Price (12/3/2014):	$3.99
Shares Outstanding (11/13/2014):	3.86 million
Market Capitalization:	$15.4 million
Revenue (TTM[1]) :	$78.2 million
Adjusted Net Income[2] (TTM):	$12.0 million
Adjusted Diluted EPS[2] (TTM):	$3.33
Net Income (TTM):	$9.4 million
Diluted EPS (TTM):	$2.59
P/E[2] (TTM):	1.20x
P/S[2] (TTM):	0.20x
P/B[2] (MRQ):	0.15x

1 Trailing twelve months through September 30, 2014

2 Adjusted net income, adjusted diluted eps and P/E for the trailing twelve months ended 30 September 2014 are non-GAAP measurements, which add back impairment loss in the fourth quarter of 2013 (see reconciliation in appendix). P/E stands for price-to-adjusted earnings per diluted share ratio, P/S stands for price to sales per diluted share ratio and P/B stands for price to book value per diluted share ratio.

Investment Highlights

Cleantech Solutions International

World class provider of precision forged and fabricated solutions

Profitable and growing dyeing and finishing equipment business

Advanced manufacturing facility meets international standards

China's commitment to clean energy and environmental protection

Growth strategy focuses on developing environmentally-driven new end markets

Valuation of P/E at 1.20x[1] and P/B at 0.15x[2]

1 & 2 Based on the stock price of December 3, 2014; 1 - Based on adjusted EPS for trailing twelve months ended September 30, 2014 (the equivalent on a GAAP basis is $2.59 ; 2 – Based on book value per share as of September 30, 2014.

Company Overview

Cleantech Solutions International

- Cleantech Solutions International manufactures advanced metal components and assemblies used in various clean technology and manufacturing industries and textile dyeing and finishing machines

- The Company is targeting customers in several end markets:
  - **Textile Industry** – airflow dyeing machines and other equipment
  - **Wind Power** - forged rolled rings and other components
  - **Other Industries** – forged products for industrial equipment mfrs
  - **Additional Capabilities** – complex pressure valves & chambers
  - **Potential Growth Area** – Products for oil and natural gas

- Strategically located in Jiangsu Province results in shipping cost-savings and faster response time advantage compared to international competitors

- Customer base includes well-known global and domestic companies

2014 YTD Sales Breakdown


19%
25%
56%
Wind power
Other Industries
Dyeing and finishing equipment

Government Support for Environmental Protection

Cleantech Solutions International

"War on Pollution"

- PRC Government declares "War on Pollution" in March 2014
- Sweeping environmental protection reforms effective Jan 2015
- Textiles & dyeing, paper & printing, brewing, chemicals, oil & gas already focus industries [1]

Wind Power

- China installed capacity 90 GW at end of 2013
- China to invest $200 billion in wind turbine components and projects through 2020

Textile Industry

- 8% CAGR forecast for Apparel Manufacturing industry in China through 2019 to $400 bn[2]
- More stringent pollution control standards
- China government mandate to phase out older machinery

Enforcement of anti-pollution reforms and clean energy targets expected to play a vital role in achieving China's environmental goals

[1]China National Environmental Protection Plan the Eleventh Five-Years (2006-2010), State Council of PRC [2]ACMR-IBISWorld forecast

Clean Tech Solutions for the Textile Industry

- New PRC environmental standards encourage use of energy efficient dyeing equipment
- 2010 developed next generation airflow dyeing machines:
  - Combine functions of airflow machines and fluid-flow machines
  - Larger capacity , more cost-efficient than competition
- **Patented[1] airflow dyeing technique vs. traditional process**
  - Uses air flow as opposed to water
  - Reduces input costs, wrinkles, emissions, and dyeing time
  - Efficient, energy-saving and enhanced performance





[1]*Patents issued by the State Intellectual Property Office of the People's Republic of China*

Clean Tech Solutions for the Textile Industry

Cleantech Solutions International

- Sales began 2013. Now using e-commerce channels to develop customers in Southeastern Asia
- Major revenue driver in 2013 and 2014 (56% of TTM Revenues)[2]
- Installing new equipment to expand production capacity
- New product development:
  - After treatment compacting machine - 2013
  - Premium line of traditional and airflow dyeing machines - 2014
  - Garment washing machine for denim - 2014





2: TTM through 9-30-2014

Clean Tech Solutions for the Wind Power Industry

Cleantech Solutions International

- Began manufacturing of forged products for the wind industry in 2009
- ISO9001 certified* facilities. Covers over 226,430 sq. ft.
- Wind industry capabilities include:
  - Rolled rings: up to 6.3 meters in diameter
  - Shafts used in 1MW-3MW wind turbine units
  - Gear rims and other forged rings
  - Flanges for towers



China: Installed Wind Capacity (GW)[1]
120
100
80
60
40
20
0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014E

**Valid through August 12, 2015*

1: In altenergy stocks from EIA and Greenridge Global

Leveraging Expertise to Expand Product Portfolio

Cleantech
Solutions International

- In 2011, leveraged expertise in manufacturing precision products to develop new end markets
- **High-specification large-format vessels with**
  - Complex Pressure Vessels and Chamber
  - High Temperature Vessels
  - Thick-walled Vessels
- Components used for **sapphire growth systems** to cater to the needs of the rapidly growing **LED lighting industry**





Potential New Growth Area: China's Oil & Gas Industry

Cleantech Solutions International

- Growth prospects driven by environmental imperatives encouraging petroleum companies to reduce emissions and upgrade facilities
- ***2013***: became a certified supplier **to China's oil and natural gas** industry
- ***2014***: Received 3rd party certifications[1] with regard to axis shape, circular shape, tubular shape and forging processing
- Produced prototypes:
  - Pressure vessels for a subsidiary of SINOPEC
  - Components for a major Engineering & Construction company serving power plants and power stations
- Upgraded production facilities to support new business
- ***December 2014***: Win RMB13M ($2.1M) SINOPEC order for 2015 delivery
  - Heat exchangers, coolers, reboilers, condensers and prefractionating columns

[1]Certifications issued by Beijing New Century Certification Co. (BCC)

Management Team and Board of Directors

Cleantech Solutions International

Mr. Jianhua Wu, Chairman / CEO

Mr. Wu has more than 20 years of machinery manufacturing experience. He holds a certificate in Mechanical Engineering and is a founding member of the China Wind Association.

Mr. Adam Wasserman, Chief Financial Officer

Mr. Wasserman is the CEO of CFO Oncall, Inc., an accounting consulting firm, with over 15 years of experience performing CFO and SEC reporting services. He holds a B.S. in Accounting.

Mr. Ryan Hua, VP of Operations

Prior to joining Cleantech Solutions, Mr. Hua was a Partner at Wuxi Zhong Qiang Heavy Machinery, Inc. Mr. Hua holds a B.S. from Nanjing University of Science and Technology. He also received PMI certification. *(Mr. Hua is not an officer of the company. He provides operational updates and other information about the company to its shareholders.)*

Mr. Tianxiang Zhou, Independent Director

As lead engineer in Wuxi Angyida Mechanism Limited Company since 2004, Mr. Zhou has an engineering background and extensive experience in the manufacturing business. Mr. Zhou received his bachelors degree in engineering from Nanjing Institute of Chemical Technology.

Mr. Xi Liu, Independent Director

With an extensive background in material engineering, Mr. Liu is a purchasing and sourcing manager at WAM Bulk Handling Machinery (Shanghai) Co., Ltd. He holds a degree in metal material and heat treatment from Jiangsu University of Technology.

Mr. Fu Ren Chen, Independent Director

Mr. Chen has been general manger and chairman of the board of Wuxi City ZhengCheng Accounting Services, Ltd. since 2000. Mr. Chen is a CPA in China.

Mr. Frank Zhao, Independent Director

Mr. Zhao has been chief financial officer of China Jo-Jo Drugstores, Inc. since August 2011. Previously a senior auditor with Sherb & Co., LLP and a financial analyst at Microsoft Corporation. Mr. Zhao received his bachelor of accounting degree from Central University of Finance and Economics in Beijing and his master of Professional Accounting from the University of Washington. Mr. Zhao is a CPA.

Financial Highlights

Cleantech Solutions International

Revenue (in $million)


100
80
60
40
20
0
79.5
55.6
57.2
72.1
49.3
55.4
2010
2011
2012
2013
9M 2013
9M 2014

Adjusted Net Income (in $million)


12
10
8
6
4
2
0
11.1
5.8
6.6
10.8
6.1
7.3
2010
2011
2012
2013
9M 2013
9M 2014

Note: Adjusted net income is a non-GAAP measurement which adds back impairment loss in the fourth quarter of 2013 and 2012 and warrant modification expense in June 2012; Adjusted EBITDA is also a non-GAAP measurement (see reconciliation tables in appendix)

Adjusted EBITDA (in $million)


25
20
15
10
5
0
18.8
13.7
15.3
20.9
13.6
16.4
2010
2011
2012
2013
9M 2013
9M 2014

Net Income (in $million)


12
10
8
6
4
2
0
11.1
5.8
4.2
8.2
6.1
7.3
2010
2011
2012
2013
9M 2013
9M 2014

Investment Highlights

Cleantech Solutions International

- World class provider of precision forged and fabricated solutions
- Profitable and growing dyeing and finishing equipment business
- Advanced manufacturing facility meets international standards
- China's commitment to clean energy and environmental protection
- Growth strategy focuses on developing environmentally-driven new end markets
- Valuation of P/E at 1.20x[1] and P/B at 0.15x[2]

1 & 2 Based on the stock price of December 3, 2014; 1 - Based on adjusted EPS for trailing twelve months ended September 30, 2014 (the equivalent on a GAAP basis is $2.59 ; 2 – Based on book value per share as of September 30, 2014.

Contact Information

Company Contact:
Cleantech Solutions International
Mr. Adam Wasserman, Chief Financial Officer
Tel: +1-954-616-5582
Email: adamw@cleantechsolutionsinternational.com
Web: www.cleantechsolutionsinternational.com

Investor Relations:
Compass Investor Relations
Ms. Elaine Ketchmere, CFA
Tel: +1-310-528-3031
E-mail: Eketchmere@compass-ir.com

Legal Counsel:
Ellenoff Grossman & Schole LLP
Asher S. Levitsky P.C.
1345 Avenue of the Americas
New York, NY 10105-0302
United States of America
Tel: +1-212-370-1300
Email: alevitsky@egsllp.com

Auditor:
RBSM LLP
805 Third Avenue
New York, NY 10022
Tel: +1-212-838-5100
Fax: +1-212-838-2676
Web: http://www.rbsmllp.com

Appendix I: Interior of Wind Turbine Unit

Cleantech Solutions International



Pitch
Low-speed shaft
Rotor
Gear box
Generator
Anemometer
Wind direction
Controller
Brake
Yaw drive
Wind Vane
Yaw motor
High-speed shaft
Nacelle
Blades
Tower

Source: U.S. Department of Energy

% Cost Breakdown of A Windmill	
Component	Percent
Blade	19%
Electrical Control System	16%
Gearbox	15%
Tower (flanges)	9%
Generator	8%
Hub	7%
Yaw System	5%
Spare Parts	5%
Nacelle	4%
Main Shaft	4%
Central Monitoring/Control System	3%
General Assembly	3%
Hydraulic System	2%

Source: Morgan Stanley Research

**CLNT supplies forged products for wind power components*

Appendix II: Wind Power Value Chain

Cleantech Solutions International

Forged Steel Components



- Cleantech Solutions is a key supplier of precision forged components
- Wind turbines contain precision forged components
- Forged component manufacturing has high barriers to entry and among the highest profit margins of windmill components

Fabrication →
← Purchase

Manufacturers of Yaw Bearings, Towers, Bearings, Gearboxes and Other Parts

Assembly →
← Purchase

International Wind Turbine Manufacturers

Purchase ↑
Installation ↓

Wind Farms



← Grid Connection
Utility fee →

Electricity Customers



End users of Cleantech Solutions' forged components include the most demanding international wind power players

Appendix III: Corporate Structure


CLNT
100%
Fulland Ltd.
100%
100%
WFOE
Wuxi Fulland Wind Energy Equipment Co., Ltd (All Forging, solar, and ESR Assets)
Green Power Environmental Technologies Co., Ltd ("Green Power")
WFOE
Contractual Arrangement
Wuxi Huayang Dye Machine Co., Ltd. ("Huayang Dye Machine")
Wuxi Huayang Heavy Industries Co., Ltd.

Appendix IV: Non-GAAP EBITDA Reconciliation

Cleantech Solutions International

Reconciliation of Net Income to Adjusted EBITDA

	For the Nine Months Ended September 30,		For the Years Ended Dec 31,	
	2014	2013	2013	2012
Net Income	$7,314,003	$6,075,889	$8,185,577	$4,198,580
Income Tax	2,604,100	2,326,239	2,999,795	1,701,602
Interest expense	178,313	244,291	300,381	305,659
Warrant modification expenses	-	-	-	235,133
Impairment loss	-	-	2,573,256	2,206,253
Depreciation and Amortization	6,317,864	4,954,160	6,799,877	6,612,931
EBITDA	$16,414,280	$13,600,579	$20,858,886	$15,260,158

Appendix V: Non-GAAP Reconciliation

Cleantech Solutions International

Reconciliation of Adjusted Operating Income, Net Income and EPS

	For the Nine Months Ended September 30,		For the Years Ended December 31,	
	2014	2013	2013	2012
Income from operations	$9,979,376	$8,603,195	$11,393,000	$6,343,706
Add: impairment loss	-	-	2,573,256	2,206,253
Adjusted income from operations	$9,979,376	$8,603,195	$13,966,256	$8,549,959
Net income	$7,314,003	$6,075,889	$8,185,577	$4,198,580
Add: impairment loss	-	-	2,573,256	2,206,253
Add: warrant modification expense	-	-	-	235,133
Adjusted net income	$7,314,003	$6,075,889	$10,758,833	$6,639,966
Weighted average shares-diluted	3,666,543	3,112,148	3,210,791	2,649,043
Adjusted diluted EPS	$1.99	$1.95	$3.35	$2.51